UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 30, 2023

Adit EdTech Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-39872	85-3477678
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1345 Avenue of the Americas, 33rd Floor New York, New York	10105
(Address of principal executive offices)	(Zip Code)

(646) 291-6930

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one share of common stock and one-half of one redeemable warrant	ADEX.U	NYSE American LLC
Common stock, par value $0.0001 per share	ADEX	NYSE American LLC
Redeemable warrants, exercisable for shares of common stock at an exercise price of $11.50 per share	ADEX.WS	NYSE American LLC

☒ Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐      If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On November 30, 2023, Adit EdTech Acquisition Corp. (the “Company”) held a special meeting of stockholders (the “Special Meeting”) for the purpose of considering and voting upon the following proposals, each as described in further detail in the definitive proxy statement/prospectus for the Special Meeting that was filed with the Securities and Exchange Commission (the “SEC”) on November 3, 2023, and each of which was approved:

1.

The Merger Proposal—To approve and adopt the merger agreement, dated as of November 29, 2021 and as amended on December 23, 2021, October 17, 2022, and February 8, 2023, by and among the Company, ADEX Merger Sub, LLC, and Griid Holdco LLC (the “Merger Agreement”).

For	Against	Abstain
8,210,616	646	109

2.

The Charter Amendment Proposal—To approve and adopt, assuming the other Condition Precedent Proposals (as defined below) are approved and adopted, an amendment to the Company’s amended and restated certificate of incorporation, as amended (the “Current Charter” and as so amended, the “Proposed Charter”).

For	Against	Abstain
7,988,068	223,194	109

3.

The Advisory Charter Proposals—To approve and adopt, on a non-binding advisory basis, certain differences between the Current Charter and the Proposed Charter, which were presented in accordance with the requirements of the SEC as six separate sub-proposals to:

a.

upon completion of the merger contemplated by the Merger Agreement (the “Merger”), increase the authorized capital stock of the Company from 101,000,000 shares, consisting of 100,000,000 shares of common stock, par value $0.0001 per share (“Common Stock”), and 1,000,000 shares of preferred stock, par value $0.0001 per share (“Preferred Stock”), to 501,000,000 shares, consisting of 500,000,000 shares of Common Stock and 1,000,000 shares of Preferred Stock;

For	Against	Abstain
7,988,060	223,202	109

b.	provide that the board of directors of the Company be divided into three classes with only one class of directors being elected each year and each class serving three-year terms;

For	Against	Abstain
7,988,068	223,194	109

c.	provide that directors may be removed only for cause by the affirmative vote of the holders of at least 66 2/3% of the outstanding Common Stock entitled to vote thereon;

For	Against	Abstain
7,988,068	223,194	109

d.

provide that any action required or permitted to be taken by the stockholders may be effected only at a duly called annual or special meeting of stockholders and may not be effected by any consent in writing and that stockholders may not call a special meeting;

For	Against	Abstain
7,987,768	223,494	109

e.	change the stockholder vote required to amend Section 5.5 or Articles VI, VII, IX, or XII of the Proposed Charter from the affirmative vote of the holders of at least a majority of the outstanding

Common Stock entitled to vote thereon to the affirmative vote of the holders of at least 66 2/3% of the voting power of the outstanding shares of capital stock entitled to vote thereon, voting together as a single class; and

For	Against	Abstain
7,988,068	223,194	109

f.

provide for certain additional changes, including, among other things, (a) changing the Company’s corporate name from “Adit EdTech Acquisition Corp.” to “GRIID Infrastructure Inc.” and (b) removing certain provisions related to the Company’s status as a blank check company that will no longer apply upon consummation of the Merger, all of which the Company’s board of directors believes are necessary to adequately address the needs of the Company following the Merger.

For	Against	Abstain
8,210,616	646	109

4.	The Incentive Plan Proposal—To approve and adopt, assuming the Condition Precedent Proposals are approved and adopted, the GRIID Infrastructure Inc. 2023 Omnibus Incentive Plan.

For	Against	Abstain
8,210,608	654	109

5.

The NYSE American Proposal—To approve and adopt, assuming the other Condition Precedent Proposals are approved and adopted, for purposes of complying with the applicable provisions of the NYSE American LLC (“NYSE American”) listing standard §713(a), the issuance of more than 20% of the Company’s outstanding Common Stock in connection with the Merger and, for purposes of complying with the applicable provisions of the NYSE American listing standard §713(b), the change of control of the Company.

For	Against	Abstain
7,988,068	223,194	109

6.

The Director Election Proposal—To elect, assuming the Condition Precedent Proposals are approved and adopted, seven directors to serve terms as Class I, Class II, and Class III directors on the Company’s board of directors until the 2024, 2025 and 2026 annual meetings of stockholders, respectively, or until such directors’ successors have been duly elected and qualified, or until such directors’ earlier death, resignation, retirement or removal.

Nominee	For	Withheld
Cristina Dolan	8,210,716	891
Sharmila Kassam	8,210,716	655
James D. Kelly III	8,210,725	646
David L. Shrier	8,210,480	891
Neal Simmons	8,210,725	646
Sundar Subramaniam	8,210,725	646
Tom Zaccagnino	8,210,725	646

7.

The Adjournment Proposal—To approve the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the proposals.

For	Against	Abstain
8,519,955	646	109

The Merger Proposal, the Charter Amendment Proposal, and the NYSE American Proposal are referred to herein as the “Condition Precedent Proposals.”

As of the close of business on October 12, 2023, the record date for the Special Meeting, there were 8,900,026 shares of Common Stock outstanding. Each share of Common Stock was entitled to one vote on each proposal at the Special Meeting. A total of 8,520,710 shares of Common Stock, representing approximately 95.7% of the outstanding shares of Common Stock entitled to vote, were present in person or by proxy, constituting a quorum to conduct business.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements,” within the meaning of Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements express a belief, expectation or intention and are generally accompanied by words that convey projected future events or outcomes such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “design,” “intend,” “expect,” “could,” “plan,” “potential,” “predict,” “seek,” “should,” “would” or by variations of such words or by similar expressions. Such statements are not guarantees of future performance and actual results or developments may differ materially from those projected in the forward-looking statements. Readers are cautioned not to rely too heavily on the forward-looking statements contained in this Current Report on Form 8-K. These forward-looking statements speak only as of the date of this Current Report on Form 8-K. Except as required by law, the Company does not undertake any obligation, and specifically declines any obligation, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Adit EdTech Acquisition Corp.

By:	/s/ John D’Agostino
John D’Agostino
Chief Financial Officer

Dated: December 1, 2023